SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 25, 2002
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                 April 30, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware               333-81506-02                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,   AF-2,   AF-3,   AF-4,  AV-1,  M-1,  M-2,  B-1  and  B-2
Certificateholders with respect to the November 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  November 26, 2002

                                                                         ANNEX A


                                                                     Page 1 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                        Statement to Certificateholders
                                November 25, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

AF1      102,000,000.00   71,426,040.19   6,280,351.06    121,781.40   6,402,132.46     0.00      0.00     65,145,689.13
AF2       27,000,000.00   27,000,000.00           0.00    106,605.00     106,605.00     0.00      0.00     27,000,000.00
AF3       21,000,000.00   21,000,000.00           0.00     96,215.00      96,215.00     0.00      0.00     21,000,000.00
AF4       14,971,000.00   14,971,000.00           0.00     76,214.87      76,214.87     0.00      0.00     14,971,000.00
AV1       78,451,000.00   67,780,171.50   2,590,803.00    123,152.81   2,713,955.81     0.00      0.00     65,189,368.50
M1        15,568,000.00   15,568,000.00           0.00     78,345.96      78,345.96     0.00      0.00     15,568,000.00
M2        11,322,000.00   11,322,000.00           0.00     60,950.10      60,950.10     0.00      0.00     11,322,000.00
B1         8,775,000.00    8,775,000.00           0.00     49,183.88      49,183.88     0.00      0.00      8,775,000.00
B2         3,961,000.00    3,961,000.00           0.00     22,547.99      22,547.99     0.00      0.00      3,961,000.00
R                  0.00            0.00           0.00          0.00           0.00     0.00      0.00              0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   283,048,000.00  241,803,211.69   8,871,154.06    734,997.01   9,606,151.07     0.00      0.00    232,932,057.63
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X        283,048,467.73  247,787,488.71           0.00         12.09          12.09     0.00      0.00    239,945,325.91
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294751AQ5       700.25529598    61.57206922     1.19393529      62.76600451     638.68322676    AF1     1.980000 %
AF2     294751AR3     1,000.00000000     0.00000000     3.94833333       3.94833333   1,000.00000000    AF2     4.738000 %
AF3     294751AS1     1,000.00000000     0.00000000     4.58166667       4.58166667   1,000.00000000    AF3     5.498000 %
AF4     294751AT9     1,000.00000000     0.00000000     5.09083361       5.09083361   1,000.00000000    AF4     6.109000 %
AV1     294751AU6       863.98097539    33.02447388     1.56980548      34.59427936     830.95650151    AV1     2.110000 %
M1      294751AV4     1,000.00000000     0.00000000     5.03250000       5.03250000   1,000.00000000    M1      6.039000 %
M2      294751AW2     1,000.00000000     0.00000000     5.38333333       5.38333333   1,000.00000000    M2      6.460000 %
B1      294751AX0     1,000.00000000     0.00000000     5.60500057       5.60500057   1,000.00000000    B1      6.726000 %
B2      294751AY8     1,000.00000000     0.00000000     5.69249937       5.69249937   1,000.00000000    B2      6.831000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  854.28341373    31.34151826     2.59672215      33.93824040     822.94189547
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X             N/A       875.42423634     0.00000000     0.00004271       0.00004271     847.71815878    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           196,844.97
                                Group I Curtailments                  159,608.62
                                Group I Prepayments                 5,187,860.95
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           41,670.11
                                Group II Curtailments                     788.02
                                Group II Prepayments                2,244,711.27
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,039,670.13

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          121,781.40
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          106,605.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           96,215.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           76,214.87
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1          123,152.81
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            78,345.96
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            60,950.10
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B-1            49,183.88
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 6
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                 Equity One Mortgage Pass-Through Trust 2002-3
                                November 25, 2002
--------------------------------------------------------------------------------

                                Interest Distribution - B-2            22,547.99
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    178,029,666.31
                                Group I Ending Pool Balance       172,474,672.91
                                Group II Beginning Pool Balance    69,757,822.40
                                Group II Ending Pool Balance       67,470,653.00
                                Total Beginning Pool Balance      247,787,488.71
                                Total Ending Pool Balance         239,945,325.91

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  74,179.03
                                Group II Servicing Fee                 29,065.76

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                 11,828.25
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         323,679.80
                                Group II Delinquency Advances Included
                                  in Current Distribution              16,119.87
                                Group II Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                         132,510.84

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent


                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       365           28,897,675.82           16.75 %
                 31-60 days        58            4,146,958.04            2.40 %
                 61-90 days        16            1,215,813.67            0.70 %
                  91+days          19              922,927.70            0.54 %
                   Total          458           35,183,375.23           20.39 %
                 ---------------------------------------------------------------

[JPMORGAN
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                                                                     Page 4 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                November 25, 2002
--------------------------------------------------------------------------------

                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        70           8,439,812.72            12.51 %
                 31-60 days        13           1,561,571.15             2.31 %
                 61-90 days         4             697,199.04             1.03 %
                  91+days           9           1,137,343.33             1.69 %
                   Total           96          11,835,926.24            17.54 %
                 ---------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  9           642,286.34             0.37 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  6             758,858.66          1.12 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,420,417.93
                                Group II Three Largest Loans        1,384,985.83

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                November 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans with
                          Original Terms <= 36 Months and 60+ Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)

                                Group I Current Period Realized Losses 10,678.86
                                Group I Cumulative Realized Losses     10,678.86
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.34
                                Group II Weighted Average Mortgage Rate     9.27

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   228.00
                                Group II Weighted Average Remaining Term  346.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount        7,013,268.29
                                Overcollateralization Target Amount 7,359,260.16
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                              345,991.88

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %

                                Senior Enhancement Percentage             0.19 %
                                Senior Specified Enhancement Percentage   0.33 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans


[JPMORGAN
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--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                November 25, 2002
--------------------------------------------------------------------------------

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             2.24 %


Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee
                          under Yield Maintenance Agreement                 0.00

Sec. 4.03 (a)(xxvii)    MGIC Monthly Premium                           43,135.49










[JPMORGAN
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